Supplement Dated August 13, 2014 to the Wilmington Funds Prospectus

Dated August 31, 2013 (the “Prospectus”)

Effective August 13, 2014, the information in the Prospectus with respect to the Wilmington Multi-Manager Real Asset Fund will be amended, supplemented, or replaced as follows:

1.	Effective at the close of business on August 11, 2014, HSBC Global Asset Management (France) (“HSBC”) ceased to be a sub-advisor of the Wilmington Multi-Manager Real Asset Fund. Accordingly, all references to HSBC and its portfolio management team in the Prospectus are hereby deleted.

2.	Effective August 2, 2014, James E. Rehlaender ceased to be a portfolio manager for EII Realty Securities, Inc. (“EII”). Effective August 15, 2014, Peter Nieuwland will cease to be a portfolio manager for EII. Effective August 13, 2014, Wilmington Funds Management Corporation (“WFMC”), the Fund’s investment advisor, will re-allocate Fund assets so that EII no longer manages a portion of the Fund’s assets.

On pages 34-35 of the Prospectus, all references to EII and its portfolio management team are hereby deleted. The paragraph sub-titled “Investment Sub-Advisors” under “Management of the Fund” on page 34 of the Prospectus is restated as follows:

Wilmington Trust Investment Advisors, Inc. (“WTIA”); CBRE Clarion Securities LLC (“CBRE Clarion”); and Pacific Investment Management Company, LLC (PIMCO”).

The paragraph relating to EII on page 113 of the Prospectus is restated as follows:

EII Realty Securities, Inc. (“EII”) may, from time to time, sub-advise a portion of the Multi-Manager Real Asset Fund. EII is a registered investment advisor under the Advisers Act, with its principal executive office located at 640 Fifth Avenue, 8th Floor, New York, NY 10019. As of June 30, 2013, EII had assets under management of approximately $11.9 billion.

On pages 115-121 of the Prospectus, all references to Mr. Rehlaender and Mr. Nieuwland are hereby deleted.

Please keep this Supplement for future reference.

SP-WT-PRO-001-0814

Supplement Dated August 13, 2014 to the Wilmington Funds Statement of Additional

Information Dated August 31, 2013 (the “SAI”)

1.	Effective at the close of business on August 11, 2014, HSBC Global Asset Management (France) (“HSBC”) ceased to be a sub-advisor of the Wilmington Multi-Manager Real Asset Fund. Accordingly, all references to HSBC and its portfolio management team in the SAI are hereby deleted.

2.	Effective August 2, 2014, James E. Rehlaender ceased to be a portfolio manager for EII Realty Securities, Inc. (“EII”). Effective August 15, 2014, Peter Nieuwland will cease to be a portfolio manager for EII. Effective August 13, 2014, Wilmington Funds Management Corporation (“WFMC”), the Fund’s investment advisor, will re-allocate Fund assets so that EII no longer manages a portion of the Fund’s assets.

All references to Mr. Rehlaender and Mr. Nieuwland in the SAI are hereby deleted.

The first paragraph following “Multi-Manager Real Asset Fund” on page 96 of the SAI is restated as follows:

The sub-advisors to the Multi-Manager Real Asset Fund are EII Realty Securities, Inc. (“EII”), CBRE Clarion Securities LLC (“CBRE Clarion”), and Pacific Investment Management Company LLC (“PIMCO”), each of which are registered investment advisors. In addition, WFMC, the investment advisor, directly manages the portions of the Multi-Manager Real Asset Fund allocated to the inflation-protected and fixed-income securities strategy (e.g., “TIPS”) and to the enhanced cash strategy. WFMC does not currently allocate any assets to EII.

Please keep this Supplement for future reference.

SP-WT-SAI-001-0814